Capitalized Software Development Costs	12 Months Ended
Dec. 31, 2013
Capitalized Computer Software, Net [Abstract]
Capitalized Computer Software Net [Text Block]

6. Capitalized Software Development Costs

Capitalized software development costs consist of the following as of December 31:

	2013	2012
Capitalized software development costs	$746	$2,865
Less accumulated amortization	(353)	(2,535)
Change in foreign currency exchange rates	—	(29)
Net capitalized software development costs	$393	$301
In 2013, $2,339 of fully amortized capitalized development costs were written off due to the software no longer being in use. The Company capitalized costs related to software development activities of $242 in 2013 and $300 in 2012. Capitalized software amortization expense was $150 in 2013 and $123 in 2012. Amortization expense for capitalized software costs is expected to be $181, $169 and $43 in 2014, 2015, and 2016, respectively.